Shareholders' Equity	12 Months Ended
Dec. 31, 2012
Stockholders' Equity Note [Abstract]
Shareholders' Equity
Shareholders' Equity
The company's Certificate of Incorporation authorizes 20 million shares of preferred stock and 150 million shares of common stock. At December 31, 2012, shares of common stock were reserved for the following purposes:

Issuance upon conversion of the Convertible Notes (see Note 10)	11.8	million
Issuance upon exercise of stock options and other stock awards (see Note 16)	4.5	million

The company's shareholders' equity includes "Accumulated other comprehensive income (loss)" at December 31, 2012 comprised of unrealized losses on derivatives of $17 million, unrealized translation losses of less than $1 million, an increase in the fair value of an available-for-sale investment of less than $1 million and unrecognized prior service costs and actuarial losses of $24 million. The balance of "Accumulated other comprehensive income (loss)" at December 31, 2011 included unrealized gains on derivatives of $18 million, unrealized translation gains of less than $1 million, a decrease in the fair value of an available-for-sale investment of less than $1 million and unrecognized prior service costs and actuarial losses of $25 million.
In 2006, the board of directors suspended the payment of dividends. Any future payments of dividends would require approval of the board of directors. See Note 10 for further description of limitations on the company's ability to pay dividends under the Senior Notes and Credit Facility as well as the 7.875% Notes and ABL Facility that were issued on February 5, 2013.